Listing Report:Supplement No. 3 dated Jan 10, 2013 to Prospectus dated Jan 09, 2013
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-182599
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jan 09, 2013 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jan 09, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 691179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,850	Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$502.62

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-2001	Debt/Income ratio:	25%
Credit score:	700-719 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,417	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	dancer135	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	740-759 (Apr-2012)
Principal balance:	$1,308.81	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off a loan with an APR of 18%.

My financial situation:
I am a good candidate for this loan because I am reducing my overall rate and eager to pay it off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.74%
Term:	60 months

Lender yield:	18.82%	Borrower rate/APR:	19.82% / 22.26%	Monthly payment:	$395.91

Lender servicing fee:	1.00%	Effective Yield*:	17.77%
		Estimated return*:	12.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1993	Debt/Income ratio:	29%
Credit score:	800-819 (Dec-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,966	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	return-reformer889	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to..Payoff Credit Card & Medical Bills
My financial situation: Good
I am a good candidate for this loan because...I have never missed any payments

Monthly net income: $ 6,356
Monthly expenses: $ 250.00
Housing: $ 1808.00
Insurance: $ 102.00
Car expenses: $150.00
Utilities: $ 155.00
Phone, cable, internet: $ 95.00
Food, entertainment: $600.00
Clothing, household expenses: $150.00
Credit cards and other loans: $ 835.00
Other expenses: $107.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	25.92%	Borrower rate/APR:	26.92% / 29.55%	Monthly payment:	$76.22

Lender servicing fee:	1.00%	Effective Yield*:	23.78%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2008	Debt/Income ratio:	26%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	5y 1m
Amount delinquent:	$199	Total credit lines:	14	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,590	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	terrific-loan5	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To Consolidate credit card and account debt.

This loan will be used to...
Pay off various accounts in a manner which will grant more monthly income immediately.

My financial situation:
2048 income and 1960 expenses monthly. I work for the state as a correctional officer (job security) as income. Paying the various accounts (which have high monthly minimums) will grant extra monthly income of approx. 200 after prosper monthly payment of the loan. Estimated tax refund for the year of 2012 will be approx. 4000.

I am a good candidate for this loan because...
Because I have more than enough means to pay the amount back which will increase after being granted the loan. Despite all bills being close to my net monthly income all accounts show history as being paid on time.

Monthly net income: $2048
Monthly expenses: $1960
Housing: $385
Insurance: $147
Car expenses: $483
Utilities: $174
Phone, cable, internet: $191
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $280
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$11,200	Estimated loss*:	7.99%
Term:	36 months

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$596.17

Lender servicing fee:	1.00%	Effective Yield*:	17.83%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1995	Debt/Income ratio:	26%
Credit score:	700-719 (Jan-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	10 / 8	Length of status:	17y 2m
Amount delinquent:	$24,871	Total credit lines:	26	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,751	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	contract-holly1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	4.24%
Term:	36 months

Lender yield:	12.59%	Borrower rate/APR:	13.59% / 17.19%	Monthly payment:	$67.96

Lender servicing fee:	1.00%	Effective Yield*:	12.02%
		Estimated return*:	7.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1994	Debt/Income ratio:	31%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,632	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	bill-oboe	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	720-739 (Feb-2012) 760-779 (Jul-2011)
Principal balance:	$2,463.37	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Debt consolidation
Purpose of loan:
This loan is for debt consolidation. I have a few more bills to pay off and I will be done.

My financial situation:
I am a good candidate for this loan because I have very good credit. I had a prosper loan before and I paid it off within 1 year. I currently have a loan now and my goal is to pay that off within the next 6 months.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.74%
Term:	60 months

Lender yield:	23.15%	Borrower rate/APR:	24.15% / 26.70%	Monthly payment:	$288.55

Lender servicing fee:	1.00%	Effective Yield*:	21.43%
		Estimated return*:	12.69%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2000	Debt/Income ratio:	19%
Credit score:	700-719 (Jan-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 8	Length of status:	0y 8m
Amount delinquent:	$15	Total credit lines:	29	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,947	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	cordial-dollar2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: vacation
This loan will be used to...pay outstanding bill & vacation

My financial situation: good
I am a good candidate for this loan because...I pay all my bills on time & never late

Monthly net income: $4000
Monthly expenses: $2500
Housing: $865
Insurance: 59
Car expenses: $50
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $15
Credit cards and other loans: $500
Other expenses: $
50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 697345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.75%
Term:	36 months

Lender yield:	23.19%	Borrower rate/APR:	24.19% / 28.03%	Monthly payment:	$236.00

Lender servicing fee:	1.00%	Effective Yield*:	21.26%
		Estimated return*:	10.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1994	Debt/Income ratio:	25%
Credit score:	640-659 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	21y 5m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,629	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	organized-leverage121	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to convert empty attic space to an extra room in the home

My financial situation:
I am a good candidate for this loan because I consistently make all payments and am very stable, being at teh same employer for twenty-two years and in the same home for twelve years.

Monthly net income: $11600
Monthly expenses: $6500 including items listed below
Housing: $1206
Insurance: $500
Car expenses: $1100
Utilities: $400
Phone, cable, internet: $240
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $896
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 697381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$154.26

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1997	Debt/Income ratio:	6%
Credit score:	640-659 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 4	Length of status:	13y 9m
Amount delinquent:	$8,707	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$966	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	spirited-durability7	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: pay off medical bills and personal loan
This loan will be used to...
get me on the right track again and to have medical bills paid and in one payment instead of scattered through out the month
My financial situation: as good as to be expected
I am a good candidate for this loan because...
i pay my bills on time and trying to get medical bills taken care of. had 2 surgeries in Nov 2012.

Monthly net income: $ 27000.00
Monthly expenses: $
Housing: $ 564
Insurance: $ 101-car
Car expenses: $ 350
Utilities: $ 151
Phone, cable, internet: $ 220
Food, entertainment: $ 50
Clothing, household expenses: $ 50
Credit cards and other loans: $ 135
Other expenses: $ 300 -medical bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2006	Debt/Income ratio:	20%
Credit score:	620-639 (Dec-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,235	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	wealth-visionary0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2011)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
Pay off high interest credit cards and have just one monthly payment.

My financial situation:
I have two jobs in the restaurant industry so I am constantly generating income.

Monthly net income: 3500
Monthly expenses: 2500
Housing: 500
Insurance: 220
Car expenses: 350
Utilities: 60
Phone, cable, internet: 40
Food, entertainment: 300
Clothing, household expenses: 200
Credit cards and other loans: 400
Other expenses: 200-300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 694142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$385.64

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2006	Debt/Income ratio:	23%
Credit score:	680-699 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,622	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	return-bull5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 695700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	25.92%	Borrower rate/APR:	26.92% / 29.55%	Monthly payment:	$121.95

Lender servicing fee:	1.00%	Effective Yield*:	23.78%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1997	Debt/Income ratio:	48%
Credit score:	620-639 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,488	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	Kotoku	Borrower's state:	Virginia	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	75 ( 99% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	1 ( 1% )	600-619 (Oct-2011) 620-639 (Nov-2009) 640-659 (Jan-2008)
Principal balance:	$3,946.40	31+ days late:	0 ( 0% )
Total payments billed:	76
Description
Cutting Costs for my Business
Purpose of loan:
This loan will be used to cut costs for my business by allowing a greater pre-payment on warehouse space, cutting overall yearly storage costs by 10%, providing greater income over the year as it frees me up to buy more equipment than the previous year. I have used prosper loans in the past for this purpose and could afford to pay back the loan no matter what (see my previous track record).

My financial situation:
I am a good candidate for this loan because I pay on time, have a very long prosper use history and great reputation, and have a full-time job in addition to my side business.

Monthly net income: $3000
Monthly expenses: $1500
Housing: $400
Insurance: $100
Car expenses: $20
Utilities: $120
Phone, cable, internet: $80
Food, entertainment: $300
Clothing, household expenses: $80
Credit cards and other loans: $300
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 695990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$12,600	Estimated loss*:	8.74%
Term:	60 months

Lender yield:	23.15%	Borrower rate/APR:	24.15% / 26.70%	Monthly payment:	$519.39

Lender servicing fee:	1.00%	Effective Yield*:	21.43%
		Estimated return*:	12.69%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1995	Debt/Income ratio:	23%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,153	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	courteous-fairness620	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because, I will be combining two credit Cards into one payment and will help me pay it off in 5 years and not 30 years giving me peace of mind.

Monthly net income: $8000.00
Monthly expenses: $2750.00
Housing: $1100.00
Insurance: $170.00
Car expenses: $200.00
Utilities: $180.00
Phone, cable, internet: $200.00
Food, entertainment: $400.00
Clothing, household expenses: $
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.75%
Term:	36 months

Lender yield:	23.19%	Borrower rate/APR:	24.19% / 28.03%	Monthly payment:	$589.99

Lender servicing fee:	1.00%	Effective Yield*:	21.26%
		Estimated return*:	10.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-2000	Debt/Income ratio:	15%
Credit score:	640-659 (Jan-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,658	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	tolerant-wealth356	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate credit cards and get rid of them. I just want one payment to pay each month instead of several.

My financial situation:
I am a good candidate for this loan because...even though I have only been at my current job for 1yr I was at my previous job for 12 yrs and missed 4 days of work other than vacation in the whole 12 yrs. I pay my bills every month on time and feel my work ethic and bill paying ethic should indicate the character that I am.

Monthly net income: $ 4,000
Monthly expenses: $
Housing: $ 635
Insurance: $ 161
Car expenses: $ $200
Utilities: $ 350
Phone, cable, internet: $ 250
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$381.85

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1988	Debt/Income ratio:	24%
Credit score:	680-699 (Jan-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,072	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	top-foxy-kindness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan:
This loan will be used to...pay taxes

My financial situation:
I am a good candidate for this loan because...I am a physician with a stable high paying job

Monthly net income: $10,000
Monthly expenses: $6500
Housing: $ 1700
Insurance: $500
Car expenses: $440
Utilities: $500
Phone, cable, internet: $300
Food, entertainment: $800
Clothing, household expenses: $200
Credit cards and other loans: 2000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	4.99%
Term:	60 months

Lender yield:	17.47%	Borrower rate/APR:	18.47% / 20.88%	Monthly payment:	$641.24

Lender servicing fee:	1.00%	Effective Yield*:	16.59%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1982	Debt/Income ratio:	21%
Credit score:	780-799 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	22y 8m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,445	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	entertaining-p2ploan5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Consolidate a number of outstanding loans so to just have one slightly lower monthly payment.

My financial situation:
I am a good candidate for this loan because...My track record with my mortage and my one active credit card is very good. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,400.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,180	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$285.37

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2003	Debt/Income ratio:	5%
Credit score:	740-759 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$565	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	wise-openness-encore	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring Financing
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.75%
Term:	60 months

Lender yield:	28.62%	Borrower rate/APR:	29.62% / 32.32%	Monthly payment:	$128.48

Lender servicing fee:	1.00%	Effective Yield*:	26.10%
		Estimated return*:	13.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1999	Debt/Income ratio:	23%
Credit score:	740-759 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,818	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	transparency-bearer569	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 696912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.75%
Term:	60 months

Lender yield:	28.62%	Borrower rate/APR:	29.62% / 32.32%	Monthly payment:	$128.48

Lender servicing fee:	1.00%	Effective Yield*:	26.10%
		Estimated return*:	13.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1995	Debt/Income ratio:	32%
Credit score:	620-639 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,242	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	xpacs	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	74 ( 100% )	620-639 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2011) 720-739 (Dec-2009) 640-659 (Sep-2007)
Principal balance:	$1,792.92	31+ days late:	0 ( 0% )
Total payments billed:	74
Description
Debt consolidation
The majority of this loan will be to reduce some debt and create additional interfaces for my new company - www.livehighsociety.com

My financial situation:
I am a good candidate for this loan because with respect to Propser, I have had about 3 loans and have never defaulted on any of them, nor have I ever missed a payment. I am a very safe candidate.

Lastly, I am a bartender, so most of my income is not stated, as it is received in cash tips. Therefore, I make A LOT more money then what is shown. There's no way around showing more $$$, as Prosper only lists what is stated income. That being said, I would ask you to look at my payment history towards Prosper, so that you can truly see why I am a GREAT candidate.

Monthly net income: $4000
Monthly expenses:
Housing: $800
Insurance: $0
Car expenses: $0
Utilities: $50
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $300
Credit cards and other loans: $200
Other expenses: $500 (business)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 697144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$578.46

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1978	Debt/Income ratio:	17%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	32y 6m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,961	Stated income:	$100,000+
Delinquencies in last 7y:	6	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	flexible-commerce2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to.reduce credit card debt

My financial situation:
I am a good candidate for this loan because this will be a short term loan to pat off debt accrued as a result of supporting my elderly mother who recently passed away.

Monthly net income: $10,900
Monthly expenses: $5,000
Housing: $1500
Insurance: $100
Car expenses: $215
Utilities: $225
Phone, cable, internet: $235
Food, entertainment: $800
Clothing, household expenses: $50
Credit cards and other loans: $
Other expenses: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 697276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	7.74%
Term:	60 months

Lender yield:	21.95%	Borrower rate/APR:	22.95% / 25.47%	Monthly payment:	$563.24

Lender servicing fee:	1.00%	Effective Yield*:	20.44%
		Estimated return*:	12.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1991	Debt/Income ratio:	20%
Credit score:	720-739 (Jan-2013)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 20	Length of status:	22y 0m
Amount delinquent:	$0	Total credit lines:	70	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,417	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	asset-beast1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...
Payoff some debt
My financial situation: I am working
I am a good candidate for this loan because...
I pay all my bills on time.

Monthly net income: $7500
Monthly expenses: $4500
Housing: $2100
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 697294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	25.92%	Borrower rate/APR:	26.92% / 29.55%	Monthly payment:	$304.88

Lender servicing fee:	1.00%	Effective Yield*:	23.78%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2001	Debt/Income ratio:	36%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,395	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	orange-stable-basis	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 697354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,400.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,180	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$278.76

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2005	Debt/Income ratio:	11%
Credit score:	700-719 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,166	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	loyalty-renaissance828	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 697378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	4.74%
Term:	60 months

Lender yield:	16.97%	Borrower rate/APR:	17.97% / 20.37%	Monthly payment:	$317.21

Lender servicing fee:	1.00%	Effective Yield*:	16.15%
		Estimated return*:	11.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2006	Debt/Income ratio:	39%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,690	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	reverent-point9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,500.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2012)
Principal balance:	$9,627.15	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off all bills.
My financial situation: Is very good.
I am a good candidate for this loan because...
I have a loan through prosper already and havent missed a payment.
Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.